Inventory	12 Months Ended
Oct. 31, 2022
Inventories [Abstract]
Inventory	Inventories

As at October 31,	2022	2021
Raw materials	$4.7	$0.9
Finished goods	1.7	0.3
Parts and tools	1.1	0.1
Total inventories	$7.5	$1.3

The cost of inventories recognized as an expense during the twelve months ended October
31, 2022 was $28.8 million (2021: $8.6 million).
As at October 31, 2022, finished goods inventory balance has been adjusted to net realizable value resulting in a write off of $1.3 million in the twelve months ended October 31, 2022, included in the Change in finished goods line (2021: $2.3 million). As at October 31, 2022, raw materials inventory balance has been adjusted to net realizable value resulting in a write off of $4.8 million in the twelve months ended October 31, 2022, included in the Raw materials and supplies line (2021: $0.6 million). Refer to Note 17 for additional details on commodity prices.